UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 13, 2007

Cord Blood America, Inc.
(Exact name of registrant as specified in charter)

Florida	000-50746	65-1078768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9000 W. Sunset Boulevard, Suite 400, West Hollywood, CA  90069

(Address of principal executive offices)

(310) 432-4090

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  Entry into a Material Definitive Agreement.

On May 11, 2007, Cord Blood America, Inc. (the “Company”) entered into a Promissory Note with Stephanie Schissler (the “Holder”) (Promissory Note hereby referenced to Exhibit 10.146). Pursuant to the terms of the Promissory Note, the Company will repay $121,500.00, with interest in the amount of ten percent (10%) per annum, on or before May 11, 2010 (“Maturity Date”).  Said principal and interest shall be paid to the Holder in equal installment payments of $ 4,492.13 on the 11th day of each month for a term of 36 months, commencing June 11, 2007 and ending on or before the Maturity Date.

(Exhibit 10.146 attached hereto).

On June 11, 2007, Cord Blood America, Inc. (the “Company”) entered into a Promissory Note with Stephanie Schissler (the “Holder”) (Promissory Note hereby referenced to Exhibit 10.146). Pursuant to the terms of the Promissory Note, the Company will repay $76,950.00, with interest in the amount of ten percent (10%) per annum, on or before June 11, 2010 (“Maturity Date”).  Said principal and interest shall be paid to the Holder in equal installment payments of $ 2845.01 on the 11th day of each month for a term of 36 months, commencing July 11, 2007 and ending on or before the Maturity Date.

(Exhibit 10.147 attached hereto).

On June 11, 2007, Cord Blood America, Inc. (the “Company”) entered into a Promissory Note with Matthew Schissler (the “Holder”) (Promissory Note hereby referenced to Exhibit 10.146). Pursuant to the terms of the Promissory Note, the Company will repay $25,650.00, with interest in the amount of ten percent (10%) per annum, on or before June 11, 2010 (“Maturity Date”).  Said principal and interest shall be paid to the Holder in equal installment payments of $ 948.34 on the 11th day of each month for a term of 36 months, commencing July 11, 2007 and ending on or before the Maturity Date.

(Exhibit 10.148 attached hereto).

ITEM 8.01  Other Events

On June 13, 2007, Cord Blood America Inc. publicly disseminated a press release posting a letter to the Company’s shareholders. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.47 hereto.

On June 18, 2007, Cord Blood America Inc. publicly disseminated a press release announcing the appointment of Mr. Rick Neeson to the Company’s Board of Directors. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.48 hereto.

On June 20, 2007, Cord Blood America Inc. publicly disseminated a press release announcing it entered into three separate loan agreements with the CEO of the company, Matthew Schissler and his wife Stephanie Schissler. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.49 hereto.

ITEM 9.01  Financial Statements and Exhibits

99.47	Press Release
99.48	Press Release
99.49	Press Release
10.146	Promissory Note – Stephanie Schissler
10.147	Promissory Note – Stephanie Schissler
10.148	Promissory Note – Matthew Schissler

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORD BLOOD AMERICA, INC.

Date: June 21, 2007	By:	/s/ Matthew L. Schissler
Matthew L. Schissler,
Chief Executive Officer